UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2020 (June 18, 2020)

ASGN Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-35636	95-4023433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
4400 Cox Road, Suite 110
Glen Allen, Virginia 23060
(Address, including zip code, of Principal Executive Offices)
(888) 482-8068
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	ASGN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 18, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) virtually. A total of 52,485,899 shares of the Company’s common stock were entitled to vote as of April 20, 2020, the record date for the Annual Meeting. There were 49,918,250 shares present in person or by proxy at the Annual Meeting, at which the stockholders were asked to vote on several proposals. Below is a summary of the proposals and corresponding votes.

Proposal 1. Election of Directors

The first proposal was the election of three members of the Board to serve as directors until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified. Mark A. Frantz, Jonathan S. Holman and Arshad Matin were elected receiving votes as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Mark A. Frantz	45,526,468	1,964,973	44,926	2,381,883
Jonathan S. Holman	44,262,111	3,229,451	44,805	2,381,883
Arshad Matin	46,731,061	760,175	45,131	2,381,883

Proposal 2. Approval of the Company’s Second Amended and Restated 2010 Employee Stock Purchase Plan

The proposal to approve the Company’s Second Amended and Restated 2010 Employee Stock Purchase Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
47,382,616	76,254	77,497	2,381,883

Proposal 3. Advisory Vote on Executive Compensation

The non-binding advisory vote to approve the Company’s executive compensation for the year ended December 31, 2019 was approved as follows:

For	Against	Abstain	Broker Non-Votes
45,123,919	2,287,016	125,432	2,381,883

Proposal 4. Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified by the Company’s stockholders as follows:

For	Against	Abstain	Broker Non-Votes
48,384,593	1,497,080	36,577	—

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASGN Incorporated

Date: June 23, 2020	/s/ Jennifer Hankes Painter
Jennifer Hankes Painter
SVP, Chief Legal Officer and Secretary